                    [on the letterhead of Senja and Hampton]

                               POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Joseph E. Bauerschmidt, Katherine Chew and Oscar Franklin B. Tan (of DLA
Piper Singapore Pte. Ltd.) signing singly, the undersigned's true and lawful attorney-in-fact to:

    (1) execute for and on behalf of Senja Capital Ltd (a company incorporated in the Territory of the British Virgin Islands with Registration Number
        1641874, "Senja") and Hampton Asset Holding Ltd (a company incorporated in the Territory of the British Virgin Islands with Registration Number
        1530532, "Hampton"), in their capacity stockholders of FTS
        International, Inc. (the "Company"), (a) Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the
        "Securities Exchange Act") and the rules thereunder, (b) Schedule 13D or
        13G in accordance with the Securities Exchange Act and the rules thereunder, (c) and any other forms or filings in relation to the
        Company to be filed with the United States Securities and Exchange
        Commission (the "SEC") and any stock exchange or similar authority (such forms or filings with respect to the undersigned's holdings of and transactions in securities issued by the Company, including Forms 3, 4 and 5 and Schedule 13D or 13G, "Filings");

    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any Filings, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority;
        and

    (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
        fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or any other section of the Securities Exchange Act of 1934 or the rules thereunder.

The execution by the undersigned of this Power of Attorney hereby expressly revokes and terminates any powers of attorney previously granted by the undersigned relating to Filings with respect to the undersigned's holdings of and transactions in securities issued by the Company. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Filings with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 2, 2018.

                                        Senja Capital Ltd

                                        /s/ Ong Tiong Sin
                                        ---------------------------------------
                                        Ong Tiong Sin, Director

                                        Hampton Asset Holding Ltd

                                        /s/ Ong Tiong Sin
                                        ---------------------------------------
                                        Ong Tiong Sin, Director